UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2022

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 per share	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors of Teradata Corporation (“Teradata” or the “Company”) previously approved and adopted Amendment No. 1 (the “Amendment”) to the Teradata 2012 Stock Incentive Plan (the “2012 Plan”), subject to approval of the Amendment by the Company’s shareholders. At the Company’s Annual Meeting (as defined below), the Company’s shareholders approved the Amendment. The Amendment:

•	increases the number of shares of common stock authorized for issuance under the 2012 Plan by 2,500,000 shares; and

•	extends the term of the 2012 Plan to March 1, 2027.

The above description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as an Exhibit herewith.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 10, 2022.

At the Annual Meeting, the holders of a total of 96,452,764 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 92% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters:

1)	a proposal to elect Cary T. Fu, Michael P. Gianoni, and Joanne B. Olsen as Class III directors;

2)	an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote);

3)	a proposal to approve the Amendment to the 2012 Plan; and

4)	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

The number of votes cast for or against, the number of abstentions, and the number of broker non-votes with respect to each matter required to be reported herein was certified by an independent inspector of elections, and are set forth below:

1.	Election of Class III directors for three-year terms expiring at the 2025 Annual Meeting and to hold office until their respective successors are duly elected and qualified.

a. Cary T. Fu

For: 82,263,578	Against: 5,431,188	Abstain: 283,506	Broker Non-Votes: 8,474,492

b. Michael P. Gianoni

For: 83,649,134	Against: 3,041,944	Abstain: 287,194	Broker Non-Votes: 8,474,492

c. Joanne B. Olsen

For: 86,188,425	Against: 1,510,258	Abstain: 279,589	Broker Non-Votes: 8,474,492

2.	An advisory (non-binding) vote on executive compensation (“say-on-pay”).

For: 79,296,470	Against: 8,352,002	Abstain: 329,800	Broker Non-Votes: 8,474,492

3.	The approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan.

For: 77,491,559	Against: 10,182,790	Abstain: 303,923	Broker Non-Votes: 8,474,492

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

For: 93,761,764	Against: 1,635,207	Abstain: 1,055,793

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to the Teradata 2012 Stock Incentive Plan (Amended and Restated as of March 1, 2021). (Incorporated herein by reference to Appendix A to the Proxy Statement of Teradata Corporation filed with the SEC on March 23, 2022 (SEC File No. 001-33458))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary

Dated: May 12, 2022